                                                                  EXHIBIT 10.57
                                                                 EXECUTION COPY

                      AMENDMENT NO. 7 TO CREDIT AGREEMENT

         AMENDMENT dated as of November 30, 2000 (the "AMENDMENT") to the Revolving Credit and Guaranty Agreement dated as of May 4, 2000 and amended as of May 15, 2000, June 1, 2000, August 31, 2000, October 6, 2000 and October 30, 2000 (as so amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), LAROCHE FORTIER INC. (the "GUARANTOR"), the LENDERS party thereto (the "DIP LENDERS") and THE CHASE MANHATTAN BANK, as Agent (the "AGENT").

                                 WITNESSETH:

         WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as provided for herein to;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date of effectiveness of this Amendment, refer to the Credit Agreement as amended hereby.

         SECTION 2. MANDATORY PREPAYMENT, COMMITMENT REDUCTION AND TERMINATION. Subsection (i)(B) of the final sentence of Section 2.13(a) of the Credit Agreement is hereby amended by replacing the phrase "thirty (30)" therein with the phrase "seventy (70)".

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective if and only if the Agent shall have received duly executed counterparts hereof signed by each of the Borrower, the Agent, the Guarantor and the Required DIP Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                                 LAROCHE INDUSTRIES INC.




                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 LAROCHE FORTIER INC.



                                                 By:____________________________
                                                      Name:
                                                      Title:



                                                 THE CHASE MANHATTAN BANK,
                                                 as Agent and as DIP Lender



                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 HIBERNIA NATIONAL BANK



                                                 By:____________________________
                                                    Name:
                                                    Title:

                                                 WACHOVIA BANK, N.A.



                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 THE BANK OF NOVA SCOTIA



                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 PERRY CAPITAL LLC



                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 AMSOUTH BANK



                                                 By:____________________________
                                                    Name:
                                                    Title:

                                                 BHF (USA) CAPITAL CORPORATION



                                                 By:____________________________
                                                    Name:
                                                    Title:


                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 COMERICA BANK



                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 NATIONAL BANK OF CANADA



                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 BNP PARIBAS



                                                 By:____________________________
                                                    Name:
                                                    Title: